EXHIBIT 12

+ 1 617 526 6000 (t)

+1 617 526 5000 (f)

wilmerhale.com

November 19, 2010

Lord Abbett Municipal Income Fund, Inc.

On behalf of

Lord Abbett National Tax-Free Income Fund

90 Hudson Street

Jersey City, New Jersey 07302

Lord Abbett Municipal Income Fund, Inc.

On behalf of

Lord Abbett Connecticut Tax-Free Income Fund

90 Hudson Street

Jersey City, New Jersey 07302

Ladies and Gentlemen:

This opinion is being delivered to you in connection with the Agreement and Plan of Reorganization (the “Agreement”) made as of November 19, 2010 by and between Lord Abbett Municipal Income Fund, Inc., a Maryland corporation (the “Company”), on behalf of its series, Lord Abbett National Tax-Free Income Fund (“Acquiring Fund”), and the Company on behalf of its series, Lord Abbett Connecticut Tax-Free Income Fund (“Acquired Fund”). Pursuant to the Agreement, Acquiring Fund will acquire all of the assets of Acquired Fund in exchange solely for (i) the assumption by Acquiring Fund of all of the liabilities of Acquired Fund (the “Acquired Fund Liabilities”), and (ii) the issuance of Class A and Class F shares of beneficial interest of Acquiring Fund (the “Acquiring Fund Shares”) to Acquired Fund, followed by the distribution by Acquired Fund, in liquidation of Acquired Fund, of the Acquiring Fund Shares to the shareholders of Acquired Fund and the termination of Acquired Fund (the foregoing together constituting the “Transaction”). All section references, unless otherwise indicated, are to the United States Internal Revenue Code of 1986, as amended (the “Code”).

In rendering this opinion, we have examined and relied upon (i) the prospectus and statement of additional information for Acquiring Fund, each dated February 1, 2010, as supplemented on March 11, 2010, July 9, 2010, July 28, 2010, July 30, 2010 and November 5, 2010; (ii) the prospectus and statement of additional information for Acquired Fund, each dated February 1, 2010, as supplemented on March 11, 2010, July 9, 2010, July 28, 2010, July 30, 2010 and November 5, 2010; (iii) the Notice of Joint Meeting of Shareholders to Be Held on November 5, 2010 and the accompanying combined prospectus/proxy statement on Form N-14; (iv) the Agreement; (v) the tax representation certificates delivered pursuant to the Agreement and relevant to this opinion (the “Representation Certificates”); and (vi) such other documents as we deemed necessary or relevant to our analysis.

In our examination of documents, we have assumed, with your permission, the authenticity of original documents, the accuracy of copies, the genuineness of signatures, the legal capacity of

Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109

Beijing         Berlin         Boston           Brussels          Frankfurt          London           Los Angeles          New York          Oxford          Palo Alto          Waltham          Washington

Lord Abbett Municipal Income Fund, Inc.

November 19, 2010

signatories, and the proper execution of documents. We have further assumed, with your permission, that (i) all parties to the Agreement and to any other documents examined by us have acted, and will act, in accordance with the terms of such Agreement and documents and that the Transaction will be consummated pursuant to the terms and conditions set forth in the Agreement without the waiver or modification of any such terms and conditions; (ii) all representations contained in the Agreement, as well as the representations contained in the Representation Certificates are, on the date hereof, and will be, at the consummation of the Transaction and thereafter as relevant, true and complete; (iii) any representation made in any of the documents referred to herein “to the knowledge and belief” (or similar qualification) of any person or party is, and at the consummation of the Transaction will be, correct without such qualification; and (iv) as to all matters for which a person or entity has represented that such person is not a party to, does not have, or is not aware of any plan, intention, understanding, or agreement, there is no such plan, intention, understanding, or agreement. We have not attempted to verify independently any of the above assumptions or representations, but in the course of our representation, nothing has come to our attention that would cause us to question the accuracy thereof.

The conclusions expressed herein represent our judgment as to the proper treatment of the Transaction for United States federal income tax purposes based upon the relevant provisions of the Code, the Treasury Regulations promulgated thereunder, and interpretations of the foregoing as expressed in court decisions and administrative determinations, all as in effect on the date of this opinion. We cannot give any assurance that such laws will not be amended or otherwise changed after the consummation of the Transaction or that any such changes will not affect the conclusions expressed herein. We undertake no obligation to update or supplement this opinion to reflect any changes in law that may occur.

Our opinion represents our best judgment of how a court would decide if presented with the issues addressed herein and is not binding upon the Internal Revenue Service (the “IRS”) or any court. Thus, no assurance can be given that a position taken in reliance on our opinion will not be challenged by the IRS or rejected by a court.

This opinion is limited to the specific United States federal income tax consequences of the Transaction set forth below. It does not address any other federal, state, local, or foreign income, estate, gift, transfer, sales, use, or other tax consequences that may result from the Transaction or any other transaction, including any transaction undertaken in connection with the Transaction.

On the basis of and subject to the foregoing and in reliance upon the representations, facts and assumptions described above, we are of the opinion that the acquisition by Acquiring Fund of the assets of Acquired Fund solely in exchange for the issuance of the Acquiring Fund Shares to Acquired Fund and the assumption of the Acquired Fund Liabilities by Acquiring Fund, followed by the distribution by Acquired Fund, in liquidation of Acquired Fund, of the Acquiring Fund Shares to Acquired Fund shareholders in exchange for their Acquired Fund Shares and the

Lord Abbett Municipal Income Fund, Inc.

November 19, 2010

termination of Acquired Fund, will constitute a “reorganization” within the meaning of Section 368(a) of the Code.

As indicated above, our opinion is based solely on the documents that we have examined, including without limitation the Representation Certificates, and the assumptions described herein. If any of the facts or representations contained in such documents is, or later becomes, inaccurate in any material respect, or if any of the assumptions we have made is, or later becomes, unfounded in any material respect, our opinion may be adversely affected and may not be relied upon.

This opinion is being delivered to you solely in connection with the closing condition set forth in Section 8.5 of the Agreement. This opinion is intended solely for the benefit of you and the shareholders of Acquired Fund and it may not be relied upon for any other purpose or by any other person or entity without our prior written consent.

Very truly yours,

WILMER CUTLER PICKERING HALE AND DORR LLP

By:
Roger M. Ritt, Partner

EXHIBIT 12

+ 1 617 526 6000(t)

+1 617 525 5000 (f)

wilmerhale.com

November 19, 2010

Lord Abbett Municipal Income Fund, Inc.

On behalf of

Lord Abbett National Tax-Free Income Fund

90 Hudson Street

Jersey City, New Jersey 07302

Lord Abbett Municipal Income Fund, Inc.

On behalf of

Lord Abbett Hawaii Tax-Free Income Fund

90 Hudson Street

Jersey City, New Jersey 07302

Ladies and Gentlemen:

This opinion is being delivered to you in connection with the Agreement and Plan of Reorganization (the “Agreement”) made as of November 19, 2010 by and between Lord Abbett Municipal Income Fund, Inc., a Maryland corporation (the “Company”), on behalf of its series, Lord Abbett National Tax-Free Income Fund (“Acquiring Fund”), and the Company on behalf of its series, Lord Abbett Hawaii Tax-Free Income Fund (“Acquired Fund”). Pursuant to the Agreement, Acquiring Fund will acquire all of the assets of Acquired Fund in exchange solely for (i) the assumption by Acquiring Fund of all of the liabilities of Acquired Fund (the “Acquired Fund Liabilities”), and (ii) the issuance of Class A and Class F shares of beneficial interest of Acquiring Fund (the “Acquiring Fund Shares”) to Acquired Fund, followed by the distribution by Acquired Fund, in liquidation of Acquired Fund, of the Acquiring Fund Shares to the shareholders of Acquired Fund and the termination of Acquired Fund (the foregoing together constituting the “Transaction”). All section references, unless otherwise indicated, are to the United States Internal Revenue Code of 1986, as amended (the “Code”).

In rendering this opinion, we have examined and relied upon (i) the prospectus and statement of additional information for Acquiring Fund, each dated February 1, 2010, as supplemented on March 11, 2010, July 9, 2010, July 28, 2010, July 30, 2010 and November 5, 2010; (ii) the prospectus and statement of additional information for Acquired Fund, each dated February 1, 2010, as supplemented on March 11, 2010, July 9, 2010, July 28, 2010, July 30, 2010 and November 5, 2010; (iii) the Notice of Joint Meeting of Shareholders to Be Held on November 5, 2010 and the accompanying combined prospectus/proxy statement on Form N-14; (iv) the Agreement; (v) the tax representation certificates delivered pursuant to the Agreement and relevant to this opinion (the “Representation Certificates”); and (vi) such other documents as we deemed necessary or relevant to our analysis.

In our examination of documents, we have assumed, with your permission, the authenticity of original documents, the accuracy of copies, the genuineness of signatures, the legal capacity of

Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109

Beijing         Berlin         Boston           Brussels          Frankfurt          London           Los Angeles          New York          Oxford          Palo Alto          Waltham          Washington

Lord Abbett Municipal Income Fund, Inc.

November 19, 2010

signatories, and the proper execution of documents. We have further assumed, with your permission, that (i) all parties to the Agreement and to any other documents examined by us have acted, and will act, in accordance with the terms of such Agreement and documents and that the Transaction will be consummated pursuant to the terms and conditions set forth in the Agreement without the waiver or modification of any such terms and conditions; (ii) all representations contained in the Agreement, as well as the representations contained in the Representation Certificates are, on the date hereof, and will be, at the consummation of the Transaction and thereafter as relevant, true and complete; (iii) any representation made in any of the documents referred to herein “to the knowledge and belief” (or similar qualification) of any person or party is, and at the consummation of the Transaction will be, correct without such qualification; and (iv) as to all matters for which a person or entity has represented that such person is not a party to, does not have, or is not aware of any plan, intention, understanding, or agreement, there is no such plan, intention, understanding, or agreement. We have not attempted to verify independently any of the above assumptions or representations, but in the course of our representation, nothing has come to our attention that would cause us to question the accuracy thereof.

The conclusions expressed herein represent our judgment as to the proper treatment of the Transaction for United States federal income tax purposes based upon the relevant provisions of the Code, the Treasury Regulations promulgated thereunder, and interpretations of the foregoing as expressed in court decisions and administrative determinations, all as in effect on the date of this opinion. We cannot give any assurance that such laws will not be amended or otherwise changed after the consummation of the Transaction or that any such changes will not affect the conclusions expressed herein. We undertake no obligation to update or supplement this opinion to reflect any changes in law that may occur.

Our opinion represents our best judgment of how a court would decide if presented with the issues addressed herein and is not binding upon the Internal Revenue Service (the “IRS”) or any court. Thus, no assurance can be given that a position taken in reliance on our opinion will not be challenged by the IRS or rejected by a court.

This opinion is limited to the specific United States federal income tax consequences of the Transaction set forth below. It does not address any other federal, state, local, or foreign income, estate, gift, transfer, sales, use, or other tax consequences that may result from the Transaction or any other transaction, including any transaction undertaken in connection with the Transaction.

On the basis of and subject to the foregoing and in reliance upon the representations, facts and assumptions described above, we are of the opinion that the acquisition by Acquiring Fund of the assets of Acquired Fund solely in exchange for the issuance of the Acquiring Fund Shares to Acquired Fund and the assumption of the Acquired Fund Liabilities by Acquiring Fund, followed by the distribution by Acquired Fund, in liquidation of Acquired Fund, of the Acquiring Fund Shares to Acquired Fund shareholders in exchange for their Acquired Fund Shares and the

Lord Abbett Municipal Income Fund, Inc.

November 19, 2010

termination of Acquired Fund, will constitute a “reorganization” within the meaning of Section 368(a) of the Code.

As indicated above, our opinion is based solely on the documents that we have examined, including without limitation the Representation Certificates, and the assumptions described herein. If any of the facts or representations contained in such documents is, or later becomes, inaccurate in any material respect, or if any of the assumptions we have made is, or later becomes, unfounded in any material respect, our opinion may be adversely affected and may not be relied upon.

This opinion is being delivered to you solely in connection with the closing condition set forth in Section 8.5 of the Agreement. This opinion is intended solely for the benefit of you and the shareholders of Acquired Fund and it may not be relied upon for any other purpose or by any other person or entity without our prior written consent.

Very truly yours,

WILMER CUTLER PICKERING HALE AND DORR LLP

By:
Roger M. Ritt, Partner

EXHIBIT 12

+ 1 617 526 6000(t)

+1 617 526 5000(f)

wilmerhale.com

November 19, 2010

Lord Abbett Municipal Income Fund, Inc.

On behalf of

Lord Abbett National Tax-Free Income Fund

90 Hudson Street

Jersey City, New Jersey 07302

Lord Abbett Municipal Income Fund, Inc.

On behalf of

Lord Abbett Missouri Tax-Free Income Fund

90 Hudson Street

Jersey City, New Jersey 07302

Ladies and Gentlemen:

This opinion is being delivered to you in connection with the Agreement and Plan of Reorganization (the “Agreement”) made as of November 19, 2010 by and between Lord Abbett Municipal Income Fund, Inc., a Maryland corporation (the “Company”), on behalf of its series, Lord Abbett National Tax-Free Income Fund (“Acquiring Fund”), and the Company on behalf of its series, Lord Abbett Missouri Tax-Free Income Fund (“Acquired Fund”). Pursuant to the Agreement, Acquiring Fund will acquire all of the assets of Acquired Fund in exchange solely for (i) the assumption by Acquiring Fund of all of the liabilities of Acquired Fund (the “Acquired Fund Liabilities”), and (ii) the issuance of Class A and Class F shares of beneficial interest of Acquiring Fund (the “Acquiring Fund Shares”) to Acquired Fund, followed by the distribution by Acquired Fund, in liquidation of Acquired Fund, of the Acquiring Fund Shares to the shareholders of Acquired Fund and the termination of Acquired Fund (the foregoing together constituting the “Transaction”). All section references, unless otherwise indicated, are to the United States Internal Revenue Code of 1986, as amended (the “Code”).

In rendering this opinion, we have examined and relied upon (i) the prospectus and statement of additional information for Acquiring Fund, each dated February 1, 2010, as supplemented on March 11, 2010, July 9, 2010, July 28, 2010, July 30, 2010 and November 5, 2010; (ii) the prospectus and statement of additional information for Acquired Fund, each dated February 1, 2010, as supplemented on March 11, 2010, July 9, 2010, July 28, 2010, July 30, 2010 and November 5, 2010; (iii) the Notice of Joint Meeting of Shareholders to Be Held on November 5, 2010 and the accompanying combined prospectus/proxy statement on Form N-14; (iv) the Agreement; (v) the tax representation certificates delivered pursuant to the Agreement and relevant to this opinion (the “Representation Certificates”); and (vi) such other documents as we deemed necessary or relevant to our analysis.

In our examination of documents, we have assumed, with your permission, the authenticity of original documents, the accuracy of copies, the genuineness of signatures, the legal capacity of

Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109

Beijing         Berlin         Boston           Brussels          Frankfurt          London           Los Angeles          New York          Oxford          Palo Alto          Waltham          Washington

Lord Abbett Municipal Income Fund, Inc.

November 19, 2010

signatories, and the proper execution of documents. We have further assumed, with your permission, that (i) all parties to the Agreement and to any other documents examined by us have acted, and will act, in accordance with the terms of such Agreement and documents and that the Transaction will be consummated pursuant to the terms and conditions set forth in the Agreement without the waiver or modification of any such terms and conditions; (ii) all representations contained in the Agreement, as well as the representations contained in the Representation Certificates are, on the date hereof, and will be, at the consummation of the Transaction and thereafter as relevant, true and complete; (iii) any representation made in any of the documents referred to herein “to the knowledge and belief” (or similar qualification) of any person or party is, and at the consummation of the Transaction will be, correct without such qualification; and (iv) as to all matters for which a person or entity has represented that such person is not a party to, does not have, or is not aware of any plan, intention, understanding, or agreement, there is no such plan, intention, understanding, or agreement. We have not attempted to verify independently any of the above assumptions or representations, but in the course of our representation, nothing has come to our attention that would cause us to question the accuracy thereof.

The conclusions expressed herein represent our judgment as to the proper treatment of the Transaction for United States federal income tax purposes based upon the relevant provisions of the Code, the Treasury Regulations promulgated thereunder, and interpretations of the foregoing as expressed in court decisions and administrative determinations, all as in effect on the date of this opinion. We cannot give any assurance that such laws will not be amended or otherwise changed after the consummation of the Transaction or that any such changes will not affect the conclusions expressed herein. We undertake no obligation to update or supplement this opinion to reflect any changes in law that may occur.

Our opinion represents our best judgment of how a court would decide if presented with the issues addressed herein and is not binding upon the Internal Revenue Service (the “IRS”) or any court. Thus, no assurance can be given that a position taken in reliance on our opinion will not be challenged by the IRS or rejected by a court.

This opinion is limited to the specific United States federal income tax consequences of the Transaction set forth below. It does not address any other federal, state, local, or foreign income, estate, gift, transfer, sales, use, or other tax consequences that may result from the Transaction or any other transaction, including any transaction undertaken in connection with the Transaction.

On the basis of and subject to the foregoing and in reliance upon the representations, facts and assumptions described above, we are of the opinion that the acquisition by Acquiring Fund of the assets of Acquired Fund solely in exchange for the issuance of the Acquiring Fund Shares to Acquired Fund and the assumption of the Acquired Fund Liabilities by Acquiring Fund, followed by the distribution by Acquired Fund, in liquidation of Acquired Fund, of the Acquiring Fund Shares to Acquired Fund shareholders in exchange for their Acquired Fund Shares and the

Lord Abbett Municipal Income Fund, Inc.

November 19, 2010

termination of Acquired Fund, will constitute a “reorganization” within the meaning of Section 368(a) of the Code.

As indicated above, our opinion is based solely on the documents that we have examined, including without limitation the Representation Certificates, and the assumptions described herein. If any of the facts or representations contained in such documents is, or later becomes, inaccurate in any material respect, or if any of the assumptions we have made is, or later becomes, unfounded in any material respect, our opinion may be adversely affected and may not be relied upon.

This opinion is being delivered to you solely in connection with the closing condition set forth in Section 8.5 of the Agreement. This opinion is intended solely for the benefit of you and the shareholders of Acquired Fund and it may not be relied upon for any other purpose or by any other person or entity without our prior written consent.

Very truly yours,

WILMER CUTLER PICKERING HALE AND DORR LLP

By:
Roger M. Ritt, Partner

+ 1 617 526 6000 (t)

+1 617 526 5000 (f)

wilmerhale.com

November 19, 2010

Lord Abbett Municipal Income Fund, Inc.

On behalf of

Lord Abbett National Tax-Free Income Fund

90 Hudson Street

Jersey City, New Jersey 07302

Lord Abbett Municipal Income Trust

On behalf of

Georgia Series

90 Hudson Street

Jersey City, New Jersey 07302

Ladies and Gentlemen:

This opinion is being delivered to you in connection with the Agreement and Plan of Reorganization (the “Agreement”) made as of November 19, 2010 by and between Lord Abbett Municipal Income Fund, Inc., a Maryland corporation, on behalf of its series, Lord Abbett National Tax-Free Income Fund (“Acquiring Fund”), and Lord Abbett Municipal Income Trust, a Delaware statutory trust, on behalf of its series, Georgia Series (“Acquired Fund”). Pursuant to the Agreement, Acquiring Fund will acquire all of the assets of Acquired Fund in exchange solely for (i) the assumption by Acquiring Fund of all of the liabilities of Acquired Fund (the “Acquired Fund Liabilities”), and (ii) the issuance of Class A and Class F shares of beneficial interest of Acquiring Fund (the “Acquiring Fund Shares”) to Acquired Fund, followed by the distribution by Acquired Fund, in liquidation of Acquired Fund, of the Acquiring Fund Shares to the shareholders of Acquired Fund and the termination of Acquired Fund (the foregoing together constituting the “Transaction”). All section references, unless otherwise indicated, are to the United States Internal Revenue Code of 1986, as amended (the “Code”).

In rendering this opinion, we have examined and relied upon (i) the prospectus and statement of additional information for Acquiring Fund, each dated February 1, 2010, as supplemented on March 11, 2010, July 9, 2010, July 28, 2010, July 30, 2010 and November 5, 2010; (ii) the prospectus and statement of additional information for Acquired Fund, each dated February 1, 2010, as supplemented on March 11, 2010, July 9, 2010, July 28, 2010, July 30, 2010 and November 5, 2010; (iii) the Notice of Joint Meeting of Shareholders to Be Held on November 5, 2010 and the accompanying combined prospectus/proxy statement on Form N-14; (iv) the Agreement; (v) the tax representation certificates delivered pursuant to the Agreement and relevant to this opinion (the “Representation Certificates”); and (vi) such other documents as we deemed necessary or relevant to our analysis.

In our examination of documents, we have assumed, with your permission, the authenticity of original documents, the accuracy of copies, the genuineness of signatures, the legal capacity of

Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109

Beijing         Berlin         Boston           Brussels          Frankfurt          London           Los Angeles          New York          Oxford          Palo Alto          Waltham          Washington

Lord Abbett Municipal Income Fund, Inc.

Lord Abbett Municipal Income Trust

November 19, 2010

signatories, and the proper execution of documents. We have further assumed, with your permission, that (i) all parties to the Agreement and to any other documents examined by us have acted, and will act, in accordance with the terms of such Agreement and documents and that the Transaction will be consummated pursuant to the terms and conditions set forth in the Agreement without the waiver or modification of any such terms and conditions; (ii) all representations contained in the Agreement, as well as the representations contained in the Representation Certificates are, on the date hereof, and will be, at the consummation of the Transaction and thereafter as relevant, true and complete; (iii) any representation made in any of the documents referred to herein “to the knowledge and belief” (or similar qualification) of any person or party is, and at the consummation of the Transaction will be, correct without such qualification; and (iv) as to all matters for which a person or entity has represented that such person is not a party to, does not have, or is not aware of any plan, intention, understanding, or agreement, there is no such plan, intention, understanding, or agreement. We have not attempted to verify independently any of the above assumptions or representations, but in the course of our representation, nothing has come to our attention that would cause us to question the accuracy thereof.

The conclusions expressed herein represent our judgment as to the proper treatment of the Transaction for United States federal income tax purposes based upon the relevant provisions of the Code, the Treasury Regulations promulgated thereunder, and interpretations of the foregoing as expressed in court decisions and administrative determinations, all as in effect on the date of this opinion. We cannot give any assurance that such laws will not be amended or otherwise changed after the consummation of the Transaction or that any such changes will not affect the conclusions expressed herein. We undertake no obligation to update or supplement this opinion to reflect any changes in law that may occur.

Our opinion represents our best judgment of how a court would decide if presented with the issues addressed herein and is not binding upon the Internal Revenue Service (the “IRS”) or any court. Thus, no assurance can be given that a position taken in reliance on our opinion will not be challenged by the IRS or rejected by a court.

This opinion is limited to the specific United States federal income tax consequences of the Transaction set forth below. It does not address any other federal, state, local, or foreign income, estate, gift, transfer, sales, use, or other tax consequences that may result from the Transaction or any other transaction, including any transaction undertaken in connection with the Transaction.

On the basis of and subject to the foregoing and in reliance upon the representations, facts and assumptions described above, we are of the opinion that the acquisition by Acquiring Fund of the assets of Acquired Fund solely in exchange for the issuance of the Acquiring Fund Shares to Acquired Fund and the assumption of the Acquired Fund Liabilities by Acquiring Fund, followed by the distribution by Acquired Fund, in liquidation of Acquired Fund, of the Acquiring Fund Shares to Acquired Fund shareholders in exchange for their Acquired Fund Shares and the

Lord Abbett Municipal Income Fund, Inc.

Lord Abbett Municipal Income Trust

November 19, 2010

termination of Acquired Fund, will constitute a “reorganization” within the meaning of Section 368(a) of the Code.

As indicated above, our opinion is based solely on the documents that we have examined, including without limitation the Representation Certificates, and the assumptions described herein. If any of the facts or representations contained in such documents is, or later becomes, inaccurate in any material respect, or if any of the assumptions we have made is, or later becomes, unfounded in any material respect, our opinion may be adversely affected and may not be relied upon.

This opinion is being delivered to you solely in connection with the closing condition set forth in Section 8.5 of the Agreement. This opinion is intended solely for the benefit of you and the shareholders of Acquired Fund and it may not be relied upon for any other purpose or by any other person or entity without our prior written consent.

Very truly yours,

WILMER CUTLER PICKERING HALE AND DORR LLP

By:
Roger M. Ritt, Partner

[

EXHIBIT 12

+ 1 617 526 6000 (t)

+1 617 526 5000 (f)

wilmerhale.com

November 19, 2010

Lord Abbett Municipal Income Fund, Inc.

On behalf of

Lord Abbett National Tax-Free Income Fund

90 Hudson Street

Jersey City, New Jersey 07302

Lord Abbett Municipal Income Trust

On behalf of

Pennsylvania Series

90 Hudson Street

Jersey City, New Jersey 07302

Ladies and Gentlemen:

This opinion is being delivered to you in connection with the Agreement and Plan of Reorganization (the “Agreement”) made as of November 19, 2010 by and between Lord Abbett Municipal Income Fund, Inc., a Maryland corporation, on behalf of its series, Lord Abbett National Tax-Free Income Fund (“Acquiring Fund”), and Lord Abbett Municipal Income Trust, a Delaware statutory trust, on behalf of its series, Pennsylvania Series (“Acquired Fund”). Pursuant to the Agreement, Acquiring Fund will acquire all of the assets of Acquired Fund in exchange solely for (i) the assumption by Acquiring Fund of all of the liabilities of Acquired Fund (the “Acquired Fund Liabilities”), and (ii) the issuance of Class A and Class F shares of beneficial interest of Acquiring Fund (the “Acquiring Fund Shares”) to Acquired Fund, followed by the distribution by Acquired Fund, in liquidation of Acquired Fund, of the Acquiring Fund Shares to the shareholders of Acquired Fund and the termination of Acquired Fund (the foregoing together constituting the “Transaction”). All section references, unless otherwise indicated, are to the United States Internal Revenue Code of 1986, as amended (the “Code”).

In rendering this opinion, we have examined and relied upon (i) the prospectus and statement of additional information for Acquiring Fund, each dated February 1, 2010, as supplemented on March 11, 2010, July 9, 2010, July 28, 2010, July 30, 2010 and November 5, 2010; (ii) the prospectus and statement of additional information for Acquired Fund, each dated February 1, 2010, as supplemented on March 11, 2010, July 9, 2010, July 28, 2010, July 30, 2010 and November 5, 2010; (iii) the Notice of Joint Meeting of Shareholders to Be Held on November 5, 2010 and the accompanying combined prospectus/proxy statement on Form N-14; (iv) the Agreement; (v) the tax representation certificates delivered pursuant to the Agreement and relevant to this opinion (the “Representation Certificates”); and (vi) such other documents as we deemed necessary or relevant to our analysis.

In our examination of documents, we have assumed, with your permission, the authenticity of original documents, the accuracy of copies, the genuineness of signatures, the legal capacity of

Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109

Beijing         Berlin         Boston           Brussels          Frankfurt          London           Los Angeles          New York          Oxford          Palo Alto          Waltham          Washington

Lord Abbett Municipal Income Fund, Inc.

Lord Abbett Municipal Income Trust

November 19, 2010

signatories, and the proper execution of documents. We have further assumed, with your permission, that (i) all parties to the Agreement and to any other documents examined by us have acted, and will act, in accordance with the terms of such Agreement and documents and that the Transaction will be consummated pursuant to the terms and conditions set forth in the Agreement without the waiver or modification of any such terms and conditions; (ii) all representations contained in the Agreement, as well as the representations contained in the Representation Certificates are, on the date hereof, and will be, at the consummation of the Transaction and thereafter as relevant, true and complete; (iii) any representation made in any of the documents referred to herein “to the knowledge and belief” (or similar qualification) of any person or party is, and at the consummation of the Transaction will be, correct without such qualification; and (iv) as to all matters for which a person or entity has represented that such person is not a party to, does not have, or is not aware of any plan, intention, understanding, or agreement, there is no such plan, intention, understanding, or agreement. We have not attempted to verify independently any of the above assumptions or representations, but in the course of our representation, nothing has come to our attention that would cause us to question the accuracy thereof.

The conclusions expressed herein represent our judgment as to the proper treatment of the Transaction for United States federal income tax purposes based upon the relevant provisions of the Code, the Treasury Regulations promulgated thereunder, and interpretations of the foregoing as expressed in court decisions and administrative determinations, all as in effect on the date of this opinion. We cannot give any assurance that such laws will not be amended or otherwise changed after the consummation of the Transaction or that any such changes will not affect the conclusions expressed herein. We undertake no obligation to update or supplement this opinion to reflect any changes in law that may occur.

Our opinion represents our best judgment of how a court would decide if presented with the issues addressed herein and is not binding upon the Internal Revenue Service (the “IRS”) or any court. Thus, no assurance can be given that a position taken in reliance on our opinion will not be challenged by the IRS or rejected by a court.

This opinion is limited to the specific United States federal income tax consequences of the Transaction set forth below. It does not address any other federal, state, local, or foreign income, estate, gift, transfer, sales, use, or other tax consequences that may result from the Transaction or any other transaction, including any transaction undertaken in connection with the Transaction.

On the basis of and subject to the foregoing and in reliance upon the representations, facts and assumptions described above, we are of the opinion that the acquisition by Acquiring Fund of the assets of Acquired Fund solely in exchange for the issuance of the Acquiring Fund Shares to Acquired Fund and the assumption of the Acquired Fund Liabilities by Acquiring Fund, followed by the distribution by Acquired Fund, in liquidation of Acquired Fund, of the Acquiring Fund Shares to Acquired Fund shareholders in exchange for their Acquired Fund Shares and the

Lord Abbett Municipal Income Fund, Inc.

Lord Abbett Municipal Income Trust

November 19, 2010

termination of Acquired Fund, will constitute a “reorganization” within the meaning of Section 368(a) of the Code.

As indicated above, our opinion is based solely on the documents that we have examined, including without limitation the Representation Certificates, and the assumptions described herein. If any of the facts or representations contained in such documents is, or later becomes, inaccurate in any material respect, or if any of the assumptions we have made is, or later becomes, unfounded in any material respect, our opinion may be adversely affected and may not be relied upon.

This opinion is being delivered to you solely in connection with the closing condition set forth in Section 8.5 of the Agreement. This opinion is intended solely for the benefit of you and the shareholders of Acquired Fund and it may not be relied upon for any other purpose or by any other person or entity without our prior written consent.

Very truly yours,

WILMER CUTLER PICKERING HALE AND DORR LLP

By:
Roger M. Ritt, Partner